                                 Exhibit 99.2

Series 1998-2 Monthly Certificateholders' Statement for the month of March 2001

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
   1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1998-2 is set forth below:


       Date of the Certificate                     April 10, 2001
       Monthly Period ending:                      March 31, 2001
       Determination Date                          April 10, 2001
       Distribution Date                           April 16, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                              General
==============================================================================================================================
201  Amortization Period                                                                                Yes           201
202  Early Amortization Period                                                                          No            202
203  Class A Investor Amount paid in full                                                               No            203
204  Class B Investor Amount paid in full                                                               No            204
205  Collateral Indebtedness Amount paid in full                                                        No            205
206  Saks Incorporated is the Servicer                                                                  Yes           206

------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
==============================================================================================================================
                                                                                                   as of the end of
                                                                 as of the end of the                the relevant
                                                                 prior Monthly Period               Monthly Period
                                                                 --------------------              ----------------
207  Series 1998-2 Investor Amount                                    $261,500,000    207(a)         $261,500,000     207(b)
208  Class A Investor Amount                                          $200,000,000    208(a)         $200,000,000     208(b)
209  Class B Investor Amount                                          $ 21,500,000    209(a)         $ 21,500,000     209(b)
210  Collateral Indebtedness Amount                                   $ 24,000,000    210(a)         $ 24,000,000     210(b)
211  Class D Investor Amount                                          $ 16,000,000    211(a)         $ 16,000,000     211(b)

212  Series 1998-2 Adjusted Investor Amount                           $261,500,000    212(a)         $106,449,322     212(b)
213  Class A Adjusted Investor Amount                                 $200,000,000    213(a)         $ 44,949,322     213(b)
214  Principal Account Balance                                        $          -    214(a)         $155,050,678     214(b)
215  Class B Adjusted Investor Amount                                 $ 21,500,000    215(a)         $ 21,500,000     215(b)

216  Class A Certificate Rate                                                                             6.00%       216
217  Class B Certificate Rate                                                                             6.15%       217
218  Collateral Indebtedness Interest Rate                                                             5.91375%       218
219  Class D Certificate Rate                                                                          6.16375%       219
220  Weighted average interest rate for Series 1998-2                                                     6.01%       220

                                                                                                   as of the end of
                                                                    for the relevant                  the relevant
                                                                     Monthly Period                  Monthly Period
                                                                    ----------------               ----------------
221  Series 1998-2 Investor Percentage with respect to Finance
     Charge Receivables                                                  19.95%       221(a)              8.99%       221(b)
222  Class A                                                             15.26%       222(a)              3.80%       222(b)
223  Class B                                                              1.64%       223(a)              1.82%       223(b)
224  Collateral Indebtedness Amount                                       1.83%       224(a)              2.03%       224(b)
225  Class D                                                              1.22%       225(a)              1.35%       225(b)

226  Series 1998-2 Investor Percentage with respect to Principal
     Receivables                                                         21.43%       226(a)              8.99%       226(b)
227  Class A                                                             16.39%       227(a)              3.80%       227(b)
228  Class B                                                              1.76%       228(a)              1.82%       228(b)
229  Collateral Indebtedness Amount                                       1.97%       229(a)              2.03%       229(b)
230  Class D                                                              1.31%       230(a)              1.35%       230(b)

231  Series 1998-2 Investor Percentage with respect to Allocable
     Amounts                                                             19.95%       231(a)              8.99%       231(b)
232  Class A                                                             15.26%       232(a)              3.80%       232(b)
233  Class B                                                              1.64%       233(a)              1.82%       233(b)
234  Collateral Indebtedness Amount                                       1.83%       234(a)              2.03%       234(b)
235  Class D                                                              1.22%       235(a)              1.35%       235(b)

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                                               Series 1998-2 Investor Distributions
==============================================================================================================================
236  The sum of the daily allocations of collections of Principal Receivables for the
     relevant Monthly Period                                                                         $          -     236

                                                                                                                 Page 1 of 5

                                                                                                     Series 1998-2

237  Class A distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                    $          -        237
238  Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                    $          -        238
239  Collateral Indebtedness Amount distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                          $          -        239
240  Class D distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                    $          -        240
241  Class A distribution attributable to interest per $1,000 of original principal
     amount                                                                                       $       5.00        241
242  Class B distribution attributable to interest per $1,000 of original principal
     amount                                                                                       $       5.13        242
243  Collateral Indebtedness Amount distribution attributable to interest per
     $1,000 of original principal amount                                                          $       5.42        243
244  Class D distribution attributable to interest per $1,000 of original principal
     amount                                                                                       $          -        244
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                                 $       1.67        245

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                                              Collections Allocated to Series 1998-2
==============================================================================================================================

246  Series allocation of collections of Principal Receivables                                    $ 54,032,670        246
247  Class A                                                                                      $ 41,325,178        247
248  Class B                                                                                      $  4,442,457        248
249  Collateral Indebtedness Amount                                                               $  4,959,021        249
250  Class D                                                                                      $  3,306,014        250

251  Series allocation of collections of Finance Charge Receivables                               $  5,424,146        251
252  Class A                                                                                      $  4,148,486        252
253  Class B                                                                                      $    445,962        253
254  Collateral Indebtedness Amount                                                               $    497,818        254
255  Class D                                                                                      $    331,879        255

     Available Funds
     ---------------
256  Class A Available Funds                                                                      $  4,562,783        256
257  The amount to be withdrawn from the Reserve Account to be included in
     Class A Available funds                                                                      $          -        257
258  Principal Investment Proceeds to be included in Class A Available Funds                      $    401,747        258
259  The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class A Available funds                                            $     12,551        259

260  Class B Available Funds                                                                      $    445,962        260
261  The amount to be withdrawn from the Reserve Account to be included in
     Class B Available funds                                                                      $          -        261
262  Principal Investment Proceeds to be included in Class B Available Funds                      $          -        262
263  The amount of investment earnings on amounts held in the Reserve
     Account to be included in Class B Available funds                                            $          -        263

264  Collateral Available Funds                                                                   $    497,818        264

265  Class D Available Funds                                                                      $    331,879        265

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                                                    Application of Collections
==============================================================================================================================

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                            $  1,000,000        266
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                              $          -        267
268  Class A Allocable Amount                                                                     $    720,820        268
269  An amount to be included in the Excess Spread                                                $  2,841,963        269

                                                                                                                Page 2 of 5

                                                                                                     Series 1998-2

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                            $    110,188        270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                              $          -        271
272  An amount to be included in the Excess Spread                                                $    335,775        272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                              $          -        273
274  An amount to be included in the Excess Spread                                                $    497,818        274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                              $          -        275
276  An amount to be included in the Excess Spread                                                $    331,879        276

277  Available Excess Spread                                                                      $  4,007,435        277
278  Available Shared Excess Finance Charge Collections                                           $          -        278
279  Total Cash Flow available for 1998-2 waterfall                                               $  4,007,435        279

280  Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                          $          -        280
281  The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                        $          -        281

282  Class B Required Amount to the extent attributable to line270, and line271                   $          -        282

283  Class B Allocable Amount                                                                     $     77,488        283
284  Any remaining portion of the Class B Required Amount                                         $          -        284
285  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount
     to the Class A Investor Amount                                                               $          -        285
286  Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                                   $    130,103        286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due for the relevant Monthly Period and not paid above                                   $    409,167        287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due but not distributed to the Servicer for prior Monthly Periods                        $          -        288
289  Collateral Allocable Amount                                                                  $     86,498        289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the CIA to the Class A or Class B Investor Amount                     $          -        290
291  The excess, if any, of the Required Cash Collateral Amount over the Available
     Collateral Amount                                                                            $          -        291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                          $     90,402        292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                 $     26,667        293
294  Class D Servicing Fee due but not distributed to the Servicer for prior
     Monthly Periods                                                                              $          -        294
295  Class D Allocable Amount                                                                     $     57,666        295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                                       $          -        296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                               $          -        297
298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
     in the Reserve Account                                                                       $          -        298
299  Shared Excess Finance Charge Collections                                                     $  3,129,445        299

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                                                Determination of Monthly Principal
==============================================================================================================================

300  Class A Monthly Principal (the least of line#301, line#304 and line#208)                     $155,050,678        300
301  Available Principal Collections held in the Collection Account (line #302 and #303)          $155,050,678        301
302  Available Principal Collections held in the Collection Account prior to inclusion
     of amounts in line 302                                                                       $ 54,032,670        302

                                                                                                           Page 3 of 5

                                                                                                            Series 1998-2

303  Shared Principal Collections allocated to the Series                                         $101,018,009        303
304  Class A Accumulation Amount                                                                  $155,050,678        304
305  Class B Monthly Principal (the least of line#306, line#307 and line#209)
     (distributable only after payout of Class A)                                                 $          -        305

306  Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                     $          -        306
307  Class B Accumulation Amount                                                                  $          -        307
308  Collateral Monthly Principal (prior to payout of Class B) (the least of line#309
     and line#310)                                                                                $          -        308
309  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                            $          -        309

310  Enhancement Surplus                                                                          $          -        310
311  Class D Monthly Principal                                                                    $          -        311
312  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B or collateral Monthly Principal                 $          -        312

------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
==============================================================================================================================

313  Available Enhancement Amount                                                                 $ 40,000,000        313
314  Amount on Deposit in the Cash Collateral Account                                             $          -        314

------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==============================================================================================================================

315  Reallocated Principal Collections                                                            $          -        315
316  Class D Principal Collections (to the extent needed to fund Required Amounts)                $          -        316
317  Collateral Principal Collections (to the extent needed to fund Required Amounts)             $          -        317
318  Class B Principal Collections (to the extent needed to fund Required Amounts)                $          -        318

------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==============================================================================================================================
                                                                              %                     Amount
                                                                            ------                -----------
319  Series 1998-2 Default Amount                                           19.95%       319(a)   $   942,473         319(b)
320  Class A Investor Default Amount                                        15.26%       320(a)   $   720,820         320(b)
321  Class B Investor Default Amount                                         1.64%       321(a)   $    77,488         321(b)
322  Collateral Default Amount                                               1.83%       322(a)   $    86,498         322(b)
323  Class D Investor Default Amount                                         1.22%       323(a)   $    57,666         323(b)

324  Series 1998-2 Adjustment Amount                                                              $         -         324
325  Class A Adjustment Amount                                                                    $         -         325
326  Class B Adjustment Amount                                                                    $         -         326
327  Collateral Adjustment Amount                                                                 $         -         327
328  Class D Adjustment Amount                                                                    $         -         328

329  Series 1998-2 Allocable Amount                                                               $   942,473         329
330  Class A Allocable Amount                                                                     $   720,820         330
331  Class B Allocable Amount                                                                     $    77,488         331
332  Collateral Allocable Amount                                                                  $    86,498         332
333  Class D Allocable Amount                                                                     $    57,666         333

------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==============================================================================================================================

334  Class A Required Amount                                                                      $          -         334
335  Class A Monthly Interest for current Distribution Date                                       $  1,000,000         335
336  Class A Monthly Interest previously due but not paid                                         $          -         336
337  Class A Additional Interest for prior Monthly Period or previously due but
     not paid                                                                                     $          -         337
338  Class A Allocable Amount for current Distribution Date                                       $          -         338
339  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -         339

340  Class B Required Amount                                                                      $          -         340
341  Class B Monthly Interest for current Distribution Date                                       $    110,188         341
342  Class B Monthly Interest previously due but not paid                                         $          -         342

                                                                                                             Page 4 of 5

                                                                                                           Series 1998-2

343  Class B Additional Interest for prior Monthly Period or previously due but
     not paid                                                                                     $          -        343
344  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $          -        344
345  Excess of Class B Allocable Amount over funds available to make payments                     $          -        345

346  Collateral Required Amount                                                                   $          -        346
347  Collateral Monthly Interest for current Distribution Date                                    $    130,103        347
348  Collateral Monthly Interest previously due but not paid                                      $          -        348
349  Collateral Additional Interest for prior Monthly Period or previously due but
     not paid                                                                                     $          -        349
350  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                    $          -        350
351  Excess of Collateral Allocable Amount over funds available to make payments                  $          -        351

------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
==============================================================================================================================
     Class A
     -------
352  Class A Investor Amount reduction                                                            $          -        352
353  Class A Investor Charge Off                                                                  $          -        353
354  Reductions of the Class A Investor Amount                                                    $          -        354
     Class B
     -------
355  Class B Investor Amount reduction                                                            $          -        355
356  Class B Investor Charge Off                                                                  $          -        356
357  Reductions of the Class B Investor Amount                                                    $          -        357
358  Reallocated Principal Collections applied to Class A                                         $          -        358
     Collateral
     ----------
359  Collateral Indebtedness Amount reduction                                                     $          -        359
360  Collateral Indebtedness Amount Charge Off                                                    $          -        360
361  Reductions of the Collateral Indebtedness Amount                                             $          -        361
362  Reallocated Principal Collections applied to Class B                                         $          -        362
     Class D
     -------
363  Class D Investor Amount reduction                                                            $          -        363
364  Class D Investor Charge Off                                                                  $          -        364
365  Reductions of the Class D Investor Amount                                                    $          -        365
366  Reallocated Principal Collections applied to Collateral Indebtedness Amount                  $          -        366

------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
==============================================================================================================================

367  Series 1998-2 Servicing Fee                                                                  $    435,833        367
368  Class A Servicing Fee                                                                        $    333,333        368
369  Class B Servicing Fee                                                                        $     35,833        369
370  Collateral Servicing Fee                                                                     $     40,000        370
371  Class D Servicing Fee                                                                        $     26,667        371

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                                                          Reserve Account
==============================================================================================================================

372  Required Reserve Account Amount (if applicable)                                              $  3,000,000        372
373  Reserve Account Reinvestment Rate for previous Monthly Period (if applicable)                   4.91%            373
374  Reserve Account balance (as of Distribution Date)                                            $  3,000,000        374

375  Accumulation Period Length                                                                     2 months          375

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2001.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
        -------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer

                                                                     Page 5 of 5